SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of The

Securities and Exchange Act of 1934

DATE OF REPORT:

May 17, 2012

(Date of Earliest Event Reported)

MASSACHUSETTS

(State or Other Jurisdiction

of Incorporation)

1-9047	04-2870273
(Commission File Number)	(I.R.S. Employer Identification No.)

INDEPENDENT BANK CORP.

288 UNION ST., ROCKLAND, MA

(Address of Principal Executive Offices)

02370

(Zip Code)

NOT APPLICABLE

(Former Address of Principal Executive Offices)

(Zip Code)

781-878-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Shareholders voted upon the matters set forth below at the Company’s 2012 Annual Shareholders Meeting held on May 17, 2012. Voting results are, when applicable, reported by rounding fractional share voting up or down to the nearest round number.

(1) Proposal to Reelect Donna L. Abelli, Richard S. Anderson, Kevin J. Jones, and Richard H. Sgarzi to serve as Class I Directors. All nominees were reelected, and the results of the voting on this proposal were as follows:

	For	Withheld	Broker Non-Votes
Donna L. Abelli	15,217,276	64,696	3,028,668
Richard S. Anderson	15,108,920	173,052	3,028,668
Kevin J. Jones	14,999,041	282,931	3,028,668
Richard H. Sgarzi	14,128,151	153,821	3,028,668

(2) Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012. The proposal was approved, and the results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
18,275,507	29,952	5,181	0

(3) Proposal to consider an advisory vote on the compensation of our named executive officers. The results of the voting on this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
14,367,057	850,607	64,308	3,028,668

ITEM 8.01 OTHER EVENTS

As previously disclosed:

•

The Board of Directors of Independent Bank Corp. (the “Company”) and its wholly-owned commercial bank subsidiary Rockland Trust Company (“Rockland Trust”) appointed Director Donna L. Abelli Chairman of the Board of Directors of both the Company and Rockland Trust effective as of Friday, March 30, 2012; and,

•

On April 12, 2012 Ms. Abelli, in order to focus on her new responsibilities as Chairman of the Board, resigned as Audit Committee Chairman and the Board of Directors of the Company and Rockland Trust voted to reconstitute and appoint Directors to the Audit Committees, as follows:

AUDIT COMMITTEE

Eileen C. Miskell, CPA, Chairman

Robert D. Sullivan, Vice-Chair

Daniel F. O’Brien, CPA

Carl Ribeiro

On May 17, 2012 the Board of Directors of the Company and Rockland Trust voted to reconstitute and appoint Directors to the Executive Committee of the Company and of Rockland Trust, to the Compensation Committee of the Company and of Rockland Trust, and to the Trust Committee of Rockland Trust, as follows:

EXECUTIVE COMMITTEE

Permanent Members:

Kevin J. Jones, Chairman

Donna L. Abelli

Christopher Oddleifson

Rotating Members:

Richard S. Anderson

William P. Bissonnette

Benjamin A. Gilmore, II

Eileen C. Miskell

Daniel F. O’Brien

Carl Ribeiro

Richard H. Sgarzi

John H. Spurr, Jr.

Robert D. Sullivan

Brian S. Tedeschi

Thomas R. Venables

COMPENSATION COMMITTEE

Benjamin A. Gilmore, II, Chairman

Donna L. Abelli

Kevin J. Jones

Eileen C. Miskell

TRUST COMMITTEE

Permanent Members:

Thomas R. Venables, Chairman

Kevin J. Jones

Christopher Oddleifson

Rotating Members:

Donna L. Abelli

Richard S. Anderson

William P. Bissonnette

Benjamin A. Gilmore, II

Eileen C. MiskeIl

Daniel F. O’Brien

Carl Ribeiro

Richard H. Sgarzi

John H. Spurr, Jr.

Robert D. Sullivan

Brian S. Tedeschi

The Board determined that all members of the Compensation Committee are “independent” Directors and otherwise eligible to serve under applicable law and regulatory guidelines. The Board also voted to ratify and confirm the existing membership of all other Board Committees and, in view of the news roles assumed by Ms. Abelli and Ms. Miskell, to adjust their 2012 retainers as follows: for Ms. Abelli, to $14,750 for the first six months of 2012 and $18,500 for the last six months of 2012; and, for Ms. Miskell, to $10,250 for the first six months of 2012 and $11,000 for the last six months of 2012.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned and hereunto duly authorized.

INDEPENDENT BANK CORP.

DATE: May 22, 2012	BY: /s/ Edward H. Seksay
EDWARD H. SEKSAY
GENERAL COUNSEL